 Exhibit 10.3

Assignment of Contracts

This Assignment of Contracts is, made on 17 day of October, 2017, between M & G Packing, Inc., a California corporation, (“Assignor”), and M & G Packing, LLC, a Nevada Limited Liability Com, (“Assignee”).

Witnesseth, that Assignor, in consideration of the sum of Ten Dollars ($10.00) and other good and valuable consideration paid to Assignor by Assignee, receipt and sufficiency of which is hereby acknowledged, Assigns delivers, grants, bargains, and transfers forever to Assignee all of its right title and interest in all of its contracts with Growers, Buyers and Vendors including but not limited to those Grower and Buyer contracts listed on Exhibit “A” hereto:

See Exhibit “A” attached hereto

Assignor covenants to Assignee that Assignor is presently not in breach of said contracts and that it has lawful authority to assign same to Assignee.

“Assignor” and “Assignee” shall be used for singular or plural, natural or artificial, which terms shall include the heirs, legal representatives, successors, assigns and designees of Assignor and Assignee whenever the context so requires or admits.

IN WITNESS WHEREOF, Assignor has executed this Assignment of Contracts effective as of this __day of October, 2017.

Witnesses:		Assignor
M & G Packing, Inc., a California Corp.

/s/ James D. Ryan		By:	/s/ Maria Macias
Printed Name:	James D. Ryan		Printed Name:	Maria Macias
			Its:	President
/s/ C. Cauthen
Printed Name:	C. Cauthen

State of California
County of Fresno

The foregoing instrument was acknowledged before me this 17 day of October, 2017 by Maria Macias, the Pres. of M&G Packing, Inc., who [  ] is personally known or [X] has produced a driver’s license as identification.

/s/ C. Cauthen
Notary Public
(Notary Seal)	Printed Name:	C. Cauthen
	My Commission Expires:	12/17/19

M & G PACKING, INC (2016-17)

Account #	Name Key	Company Name	Phone #1	Last Transaction D
101	M & G FARMS,	M & G FARMS, INC
102	MORRIS OGATA	MORRIS OGATA
103	WMJ	WMJ FARMS, INC.
108	RUSCHHAUPT	DAVID RUSCHHAUPT
117	MIGUEL OCHOA	MIGUEL OCHOA
118	UCC	UNITED CALIFORNIA CI
130	BEEKMAN	BILL BEEKMAN
131	GRUBER FARMS	GRUBER FARMS
135	LRP MABEN	LRP MABEN
138	PELTZER E.	PELTZER ENTERPRISE
139	PELTZER GRVS	PELTZER GROVES, INC
143	J. KOCHERGEN	JOHN A. KOCHERGEN
144	R. KOCHERGEN	KOCHERGEN WEST FA
145	GROWER DRECT	GROWER DIRECT
146	HOPPER FARMS	HOPPER FARMS
147	C. PELTZER	CRAIG PELTZER
148	J. RIVERA	Circle Jr Ranch
149	BTV CROWN	BTV CROWN FARMS
150	J. PELTZER	JONATHAN PELTZER
151	V. MAGAÑA	RANCHO MAGAÑA
152	JOSE RESENDI	JOSE RESENDIZ
153	T. PELTZER	TERRY PELTZER
154	PACKER FAM.	PACKER FAMILY
155	CHARLES	CHARLES
156	T & D MULICK	TIM MULICK
157	HACIENDA AG	HACIENDA AG. INC.

10/17/2017 15:23	Printed by. FRANCIA	Report ID: AP146	Rev: 8.77.0.781	Page: 1